JONES LANG LASALLE®

Real value in a changing world

Supplemental Information Fourth Quarter Earnings Call 2011 Exhibit 99.2

Market & Financial Overview

Capital Value growth slowing
Capital Value falling
Capital Value growth accelerating
Capital Value bottoming out
Shanghai
Beijing
Hong Kong, London
Washington DC
Sao Paulo
New York
San Francisco
Chicago, Toronto
Moscow
Los Angeles, Singapore
Berlin, Paris, Stockholm
Sydney, Tokyo
Atlanta, Frankfurt
Milan
Dallas, Mumbai, Seoul
Brussels, Madrid
Detroit
Mexico City

Capital Value growth slowing
Capital Value falling
Capital Value growth accelerating
Capital Value bottoming out
Singapore
Hong Kong
Shanghai, Washington DC, London
Milan, New York
Paris
Beijing, Stockholm
Berlin, Moscow
Chicago
San Francisco
Sao Paulo
Toronto
Frankfurt
Los Angeles
Atlanta
Dallas
Sydney
Mumbai
Tokyo, Brussels
Madrid, Seoul, Detroit
Mexico City

Jones Lang LaSalle

3 Americas EMEA Asia Pacific Capital Values As of Q4 2011 The Jones Lang LaSalle Property Clocks SM Q4 2011 Q4 2010

Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Mexico City
Detroit
Dubai
Chicago
Los Angeles
Seoul
Atlanta, Dallas
Madrid
Brussels
New York
Rome
Toronto, Frankfurt
Johannesburg
Milan
Paris, Tokyo
San Francisco, Berlin, Mumbai
Moscow, Stockholm
Sydney
Singapore
Shanghai
Washington DC
Beijing
Hong Kong
London
Sao Paulo

Singapore
Hong Kong
London, Paris
Shanghai
Moscow
Stockholm
Sao Paulo
Beijing
Toronto
San Francisco
Berlin
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Dubai
Seoul
Mexico City
Detroit
Brussels
Los Angeles,
Madrid
Chicago, Rome
Atlanta, Washington DC
Johannesburg, Frankfurt
Tokyo
Milan
Dallas, New York
Mumbai
Sydney

JONES LANG LASALLE®

4 Leasing Market Fundamentals Q4 2010 As of Q4 2011 The Jones Lang LaSalle Property Clocks SM Americas EMEA Asia Pacific Q4 2011

Q4 Selected Business Wins and Expansions

Americas
EMEA
Asia Pacific
– AMC Theaters – 4M sf
– 1800 9
th
Avenue, Seattle – $77M
– 70 Pine Street, New York – $205M
– 55 West Monroe, Chicago – $136M
– Paramount Hotel, New York – $255M
– DIRECTV, Los Angeles – 630K sf
– AMA, Chicago – 275K sf
– Guggenheim Partners, New York – 185K sf
– UBS – 27 countries
– UK Logistics – £312M
– PEP Shopping Centre, Munich – €400M+
– Industrial portfolio, Czech Republic – €135M
– W Hotel, London – $295M
– Tesco International, Slovakia – 460K sf
– St. David’s Mall, Cardiff – 1.4M sf
– Fonterra Group, China – 4.4M sf
– Commerce Point, Singapore – $161M
– RREEF Investment, Dalian – 960K sf
– Cairns Central Shopping Centre, Australia – AUD 261M
– MAPS, Seoul – 700K sf
– Baker & McKenzie, Thailand – 65K sf
– Merck, Sharp & Dohme, Beijing – 545K sf
– Mercedes-Benz, Bangalore – 200K sf
Global
– GlaxoSmithKline – 80M sf

US$ billions
350
300
250
200
150
100
50
0
+10-15%
-5-10%*
0%
Americas
EMEA
Asia Pacific
2005
2006
2007
2008
2009
2010
2011
Projection 2012

JONES LANG LASALLE

Direct Commercial Real Estate Investment, 2005 - 2012 * EMEA: Presented In US$ terms. Volumes unchanged in Euro terms. Source: Jones Lang LaSalle, January 2012 6

+ 10-20%
Capital Values Rental Values
+ 5-10%
+ 0-5%
- 0-5%
- 5-10%
Moscow, Shanghai, Mumbai
Sydney, Tokyo
Sao Paulo, New York*
London*, Frankfurt, Paris, Stockholm
Boston, Chicago, Los Angeles, Washington DC
+ 20%
Toronto, Tokyo, Moscow
San Francisco, New York*
Sydney, Mumbai
Boston, Chicago, Los Angeles
Washington DC, Sao Paulo, Stockholm
Shanghai, London*, Frankfurt
Provisional. *New York – Midtown, London – West End. Nominal rates in local currency.
Source: Jones Lang LaSalle, January 2012
- 10-20%
Dubai
Brussels, Madrid, Mexico City
Brussels, Madrid, Paris
Mexico City
Dubai
Toronto, San Francisco
Hong Kong, Singapore Hong Kong, Singapore
Beijing
Beijing

2012 Market Outlook
Projected Change in Prime Office Values

Financial Information

Property & Facility Mgmt. 24%
LaSalle Inv. Mgmt. 8%
Advisory & Other 10%
Project & Development Services 12%
Capital Markets & Hotels 13%
Leasing 33%

United States 42%
U.K. 13%
France 5%
Germany 4%
Other Continental Europe 7%
Australia 7%
Greater China 6%
Japan 4%
India 4%
Singapore 3%
Other Global 5%

JONES LANG LASALLE®

FY 2011 Consolidated Revenue Mix 2011 Revenue = $3.6 billion Service Line Geography 9

FY 2011 Revenue Performance
Note: Equity earnings (losses) of $6.4M and ($11.4M) in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific LIM
Consolidated
$3,584.5
$2,925.6
2011 2010
($ in millions; % change in USD )
21%
$1,525.3
$1,261.5
2011 2010
$816.5
$678.5
2011 2010
$275.4 $245.4
2011 2010
$973.7
$728.8
2011 2010
34% 20% 12%
23%

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Jones Lang LaSalle

Asia Pacific

FY 2011 Real Estate Services Revenue
($ in millions; % change in USD )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$760.2
$136.1
$335.6
$178.5
$112.2
$1,522.6
19%
62%
25%
12%
2%
21%
$236.1
$229.1
$152.8
$182.5
$173.5
$974.0
17%
62%
7%
59%
36%
34%
$192.3
$94.8
$364.6
$80.8
$83.8
$816.3
22%
16%
20%
27%
17%
20%
$1,188.6
$460.0
$853.0
$441.8
$369.5
$3,312.9
19%
50%
19%
31%
20%
24%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

$235.9
$223.2
2011 2010
$66.2 $66.8
2011 2010
$340.3
$237.4
2011 2010

Q4 2011 Revenue Performance
Note: Equity earnings (losses) of $3.7M and ($0.4M) in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific
$509.5
$428.5
2011 2010
Consolidated
$1,148.2
$956.3
2011 2010
($ in millions, % change in USD)
LIM
19%
43%
6%
1%
20%

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JONES LANG LASALLE®

Asia Pacific

Q4 2011 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$258.4
$48.2
$115.2
$54.4
$33.3
$509.5
13%
37%
34%
13%
8%
19%
$81.0
$103.1
$42.4
$51.6
$62.2
$340.3
17%
98%
4%
60%
44%
43%
$69.1
$22.0
$98.9
$20.9
$25.0
$235.9
12%
(25%)
11%
11%
4%
6%
$408.5
$173.3
$256.5
$126.9
$120.5
$1,085.7
14%
49%
19%
28%
22%
Total RES
Revenue
23%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).
($ in millions; % change in USD )

Fund Management $18.0
Separate Accounts $17.9
Public Securities $11.8

JONES LANG LASALLE®

A premier global investment manager
LaSalle Investment Management
Note: AUM data reported on a one-quarter lag
2011 Highlights
AUM by Fund type
($ in billions)
•
Investment performance at or above benchmarks for all business segments
•
Nearly $5 billion of net capital raised in 2011, consistent with 2010
•
High-margin advisory fees contribute to operating income margin of 21%
•
Trinity Funds Management acquisition added $700 M of AUM and established LaSalle as a domestic player in capital-rich Australia
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $11.9 Above benchmark
Continental Europe $4.3 Return: >1x equity
North America $10.7 Above benchmark
Asia Pacific $9.0 Return: >1x equity
Public Securities $11.8 Above benchmark
Total Q4 2011 AUM $47.7 B

Solid Cash Flows and Balance Sheet Position
•
Steady quarterly improvement in Cash from Operations
- Cash from earnings, excluding Restructuring and acquisition charges, increased $30 million versus Q4 2010
- Working capital impacted by higher receivables resulting from strong year end transaction revenue
•
Fourth quarter acquisition activity includes Pacific Real Estate Partners, Procon and DST
- Smaller transactions in strategically important markets
•
Investment grade balance sheet; Baa2 / BBB- (Stable)
- Low debt cost: 2011 net interest expense of $36 million vs. $46 million in 2010
- Total net debt reduced $184 million in Q4 2011 to end year at $643 million
2011 Highlights
($ in millions)
2011 2010
Q1 Q2 Q3 Q4 Q4
Cash from Earnings $42 $81 $68 $120 $124
Working Capital (239) (20) 27 133 152
Cash (used in) from Operations ($197) $61 $95 $253 $276
Primary Uses
Capital Expenses (17) (19) (20) (36) (25)
Acquisitions & Deferred Payment Obligations (25) (210) (162) (19) (17)
Co-Investment (2) 2 (47) 2 6
Dividends - (7) - (7) (5)
Net Cash Outflows ($44) ($234) ($229) ($60) ($41)
Net Share Activity & Other Financing (4) (2) (8) (2) 4
Net Bank Debt Borrowings ($245) ($175) ($142) $191 $239

Appendix

FY 2011 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$201.2
$183.9
2011 2010
Consolidated
$394.9
$336.7
2011 2010
* Refer to slide 20 for Reconciliation of GAAP Net Income to adjusted EBITDA for the twelve months ended December 31, 2011, and 2010, for details relative to these adjusted
EBITDA calculations. Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income, which excludes Restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest and, dividends on unvested common stock.
($ in millions)
$38.3
$57.3
2011 2010
$78.4
$62.4
2011 2010
$59.7
$53.0
2011 2010

Q4 2011 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$94.1
$78.7
2011 2010
Consolidated
$179.0
$143.1
2011 2010
* Refer to slide 20 for Reconciliation of GAAP Net Income to adjusted EBITDA for the three months ended December 31, 2011, and 2010, for details relative to these adjusted
EBITDA calculations. Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income, which excludes Restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)
$43.0
$25.6
2011 2010
$28.2
$28.7
2011 2010
$13.9
$10.4
2011 2010

($ in millions)
Reconciliation of GAAP Net Income to Adjusted Net Income
Three Months Ended
December 31,
Twelve Months Ended
December 31,
2011 2010 2011 2010
GAAP Net income attributable to common
shareholders $    84.8 $    84.4 $    164.0 $    153.5
Shares (in 000s) 44,402 44,235 44,367 44,084
GAAP earnings per share $    1.91 $    1.91 $    3.70 $    3.48
GAAP Net income attributable to common
shareholders $    84.8 $    84.4 $    164.0 $    153.5
Restructuring and acquisition charges, net 25.2 0.7 41.9 4.9
Intangible amortization, net 3.6              - 8.6 -
Non-cash co-investment charges, net - 0.7 - 7.9
Adjusted net income $    113.6 $    85.8 $    214.5 $    166.3
Shares (in 000s) 44,402 44,235 44,367 44,084
Adjusted earnings per share $    2.56 $    1.94 $    4.83 $    3.77

($ in millions)
Reconciliation of GAAP Net Income to Adjusted EBITDA
Three Months Ended
December 31,
Twelve Months Ended
December 31,
2011 2010 2011 2010
GAAP Net income attributable to
common shareholders $84.8 $84.4 $164.0 $153.5
Interest expense, net of interest income 8.4 10.1 35.6 45.8
Provision for income taxes
29.5              28.2
56.4              49.0
Depreciation and amortization 22.3 18.6 82.8 71.6
EBITDA $ 145.0 $ 141.3            $ 338.8 $ 319.9
Restructuring and acquisition charges 34.0 0.9 56.1 6.4
Non-cash co-investment charges - 0.9 - 10.4
Adjusted EBITDA $ 179.0 $ 143.1            $ 394.9 $ 336.7